UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

GLOBALSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33117 (Commission File Number)	41-2116508 (IRS Employer Identification No.)

1351 Holiday Square Blvd. Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 335-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed, on September 25, 2018, a shareholder action was filed against Globalstar, Inc., members of the Board of Directors, Thermo Capital Partners LLC, through its affiliates (collectively, “Thermo”) and certain members of Globalstar management in the Court of Chancery of the State of Delaware, captioned Mudrick Capital Management, LP, et al. v. Monroe, et al., C.A. No. 2018-0699-TMR (the "Action"). As more fully described in the Company’s Current Report on Form 8-K filed with the Commission on December 17, 2018, on December 14, 2018 (the “Settlement Form 8-K”), all parties to the Action, including plaintiffs Mudrick Capital Management, L.P. and Warlander Asset Management, entered into a settlement agreement (the “Settlement Agreement”).

As also previously disclosed in the Settlement Form 8-K, under the terms of the Settlement Agreement, the Company agreed to adopt certain changes to its Certificate of Incorporation and By-Laws related to corporate governance (the “Settlement Amendments”).

On February 25, 2019, our Board of Directors recommended an amendment to our Certificate of Incorporation to effect the Settlement Amendments (the “COI Amendment”) and approved an amendment to our Bylaws to effect the Settlement Amendments (the “Bylaw Amendment”). On February 25, 2019, our Majority Stockholder approved the COI Amendment by Written Consent. A copy of our Second Amended and Restated Certificate of Incorporation, which incorporates the COI Amendment, was filed as an exhibit to our Definitive Information Statement on Schedule 14C (the “Information Statement”), which was filed with the Commission on March 11, 2019. A copy of our Fourth Amended and Restated Bylaws, which incorporates the Bylaw Amendment, is attached as Exhibit 3.1 hereto.

The COI Amendment became effective on April 11, 2019, after the passage of the waiting period provided in the Information Statement, and the Bylaw Amendment became effective immediately thereafter.

The foregoing description of the Settlement Amendments is qualified in its entirety by reference to the full text of our Second Amended and Restated Certificate of Incorporation and our Fourth Amended and Restated Bylaws.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:
3.1	Fourth Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSTAR, INC.

/s/ David B. Kagan
David B. Kagan
Chief Executive Officer

Date: April 16, 2019